PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2023
PROPERTY, PLANT AND EQUIPMENT
Schedule of property, plant and equipment

	December 31,
	2023	2022
Cost:
Computers, software and electronic equipment	$4,101	$2,827
Office, furniture and equipment	1,854	1,690
Molds and others	2,778	2,446
Leasehold improvements	16,584	16,161
	25,317	23,124
Less - accumulated depreciation	(16,072)	(13,656)
Property, plant and equipment, net	$9,245	$9,468